Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
REVOLVING CREDIT FACILITY AGREEMENT
     This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) dated as of February 22, 2010 (the “Amendment Effective Date”), by and among LENNOX INTERNATIONAL INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower entered into that certain Third Amended and Restated Revolving Credit Facility Agreement, dated as of October 12, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent and the Lenders governing the Loans (as defined in the Credit Agreement) described therein;
     WHEREAS, to evidence the Loans, the Borrower has executed Notes (as defined in the Credit Agreement) made payable to the order of certain of the Lenders;
     WHEREAS, the Borrower and each of the Guarantors have requested that the Administrative Agent and the Lenders consent to amend the Credit Agreement upon and subject to the terms and conditions set forth herein; and
     WHEREAS, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement upon and subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows.
ARTICLE I
Definitions
     1.1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.
ARTICLE II
Amendment to Credit Agreement
     2.1 Amendment to Section 5.16. Section 5.16 of the Credit Agreement is hereby amended, effective as of the Amendment Effective Date, by (a) deleting the period located at the end of clause (viii) of the proviso and substituting in lieu thereof a semicolon (;) and (b) adding to the end thereof a new paragraph immediately following clause (viii) of the proviso of Section 5.16 to read as follows:
“provided further, however, that clause (a) above shall not apply to any indenture, purchase agreement or other similar agreement entered into by the Borrower which governs or evidences any unsecured bonds issued by the Borrower which bonds would upon issuance constitute Indebtedness which is otherwise permitted under this Agreement, but only if and to the extent that any term or provision contained in any such indenture, purchase agreement or other similar agreement that would otherwise be prohibited by clause (a) above expressly permits the Borrower and any of its Subsidiaries to create, incur, assume and permit to exist at any time and from time to time all of the following: (i) any Liens on any of its or their respective assets or properties which secure payment of the Loans and any other obligations of the Borrower and any of its Subsidiaries under the Loan Documents (provided that any such indenture, purchase agreement or other similar agreement may provide that any such Lien created after the date of such indenture, purchase agreement or other agreement will equally and ratably secure payment of the Indebtedness of the Borrower under such indenture, purchase agreement or other similar agreement), (ii) any Liens on any of its or their respective assets or properties which are expressly permitted under Section 5.13, with no limitations or restrictions on the creation, incurrence, assumption, existence or type of such Liens, the type or amount of Indebtedness, liabilities or obligations secured by such Liens, or on the types of assets and properties actually or potentially subject to such Liens, that are more limiting or restrictive than any such limitations or restrictions which are contained in this Agreement, and (iii) any other Liens on any of its or their respective assets or properties which secure any Indebtedness, liabilities and obligations of the Borrower or any of its Subsidiaries in an aggregate amount which may at any time be up to at least fifteen percent (15%) of the consolidated net tangible assets (determined in a manner which is customary for unsecured bond transactions) of the Borrower and its Subsidiaries at such time.”
ARTICLE III
Conditions to Effectiveness; Representations and Warranties; Acknowledgements
     3.1 Conditions to Effectiveness. This Amendment shall not become effective until the date on which all of the following conditions precedent shall have been satisfied:
     (a) The Administrative Agent and the Lenders shall have received copies of all documents, agreements, instruments, certificates or other evidence which the Administrative Agent, the Lenders or its or their counsel may reasonably request in connection with this Amendment or the transactions or matters contemplated herein, including, without limitation, the following:
     (i) duly executed counterparts of this Amendment signed by the Borrower, the Administrative Agent, and the Required Lenders;

     (ii) a duly executed counterpart of the Guarantor Consent in the form of Exhibit A attached hereto; and
     (iii) a duly executed Amendment Certificate in the form of Exhibit B attached hereto.
     (b) Each of the representations and warranties set forth in this Amendment shall be true and correct.
     (c) The Borrower shall have paid, or shall have caused to be paid, all costs and expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and closing of this Amendment, including, but not limited to, all fees and expenses of legal counsel to the Administrative Agent (which fees and expenses, as to legal counsel of the Administrative Agent, shall be paid directly to legal counsel of the Administrative Agent upon presentation of one or more invoices for legal services rendered).
     (d) All corporate and other proceedings of the Borrower, and all documents, instruments and other legal matters in connection with this Amendment, shall be satisfactory in form and substance to the Administrative Agent.
     3.2 Representations and Warranties; Acknowledgments.
     (a) The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (i) contemporaneously with the execution and delivery of this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; (ii) no Default or Event of Default has occurred and is continuing; and (iii) this Amendment and the Credit Agreement (as amended hereby) have been duly authorized by all necessary organizational action of the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.
     (b) The Borrower hereby acknowledges and agrees that it is indebted to the Lenders pursuant to the terms of the Notes and the Credit Agreement (as amended by this Amendment).
ARTICLE IV
Miscellaneous
     4.1 Reference to and Effect on Loan Documents.
     (a) Upon the effectiveness of this Amendment, from and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
     (b) Except as expressly amended by this Amendment, the Credit Agreement and all of the other Loan Documents (i) are and shall continue to be in full force and effect, enforceable against the Borrower and the Guarantors party thereto (as applicable) in accordance with their respective terms, and (ii) are hereby ratified and confirmed by the Borrower in all respects and for all purposes.
     (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any term or provision of any of the Loan Documents.
     4.2 Costs and Expenses. Contemporaneously with the execution and delivery of this Amendment, the Borrower shall pay, or cause to be paid, all costs and expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, execution, delivery, closing and performance of this Amendment, including, but not limited to, all fees and expenses of legal counsel to the Administrative Agent (which fees and expenses, as to legal counsel of the Administrative Agent, shall be paid directly to legal counsel of the Administrative Agent upon presentation of one or more invoices for legal services rendered).
     4.3 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     4.4 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     4.5 Time is of the Essence. Time is of the essence in the performance of the covenants contained herein and in the other Loan Documents.
     4.6 Binding Agreement. This Amendment shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (x) permit, sanction, authorize or condone the assignment of all or any part of any interest in and to the Borrower or any Guarantor except as expressly authorized in the Loan Documents, or (y) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
     4.7 Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
     4.8 Construction. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.
     4.9 Interpretation. If any term or provision of this Amendment requires judicial or other interpretation, the parties hereby agree that any court or any other Person interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.
     4.10 Term. This Amendment shall remain in effect until all of the Loans and Letters of Credit have been paid in full and all of the Loan Documents have been terminated.
     4.11 Further Assurances. The Borrower hereby agrees to execute any further agreements, documents and instruments, and to take such other actions as may be reasonably requested by the Administrative Agent or any Lender, to more fully effect the purposes of this Amendment.
     4.12 Loan Document. This Amendment is and shall be a Loan Document in all respects and for all purposes.
     4.13 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of an original executed counterpart of this Amendment.
     4.14 No Reliance. The Borrower hereby further represents and warrants to, and further acknowledges and agrees (on behalf of itself and each of its Affiliates) with, the Administrative Agent and each Lender that (a) the Borrower is not relying on any statement or representation of any Person in connection with the execution, delivery and performance of this Amendment other than those expressly set forth in this Amendment and in the other Loan Documents, (b) the Borrower is relying solely upon its own judgment and advice of its counsel and other advisors in connection with the execution, delivery and performance of this Amendment and (c) none of the Administrative Agent nor any Lender (i) has assumed or will assume any advisory, agency or fiduciary responsibility for or in favor of the Borrower with respect to this Amendment or any transaction or matter contemplated herein or any of the processes leading thereto or (ii) has or will have any obligation to the Borrower or any of its Affiliates with respect to any transaction or matter contemplated herein, except for the obligations expressly set forth herein and in the other Loan Documents.
     4.15 ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the date first set forth above.

BORROWER: LENNOX INTERNATIONAL INC., a Delaware corporation

By:	/s/ Rick Pelini
	Name:	Rick Pelini
	Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders

By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, as an Issuing Bank and as Swingline Lender

By:	/s/ Allison W. Connally
	Name:	Allison W. Connally
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brian McDougal
	Name:	Brian McDougal
	Title:	Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Facility Agreement

WACHOVIA BANK, N.A.

By:	/s/ Clint Bryant
	Name:	Clint Bryant
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	Authorized Signatory

WELLS FARGO BANK, N.A.

By:	/s/ Clint Bryant
	Name:	Clint Bryant
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John Prigge
	Name:	John Prigge
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Karen L. Anillo
	Name:	Karen L. Anillo
	Title:	Director

Signature Page to First Amendment to Third Amended and Restated Credit Facility Agreement

COMPASS BANK

By:	/s/ Thomas Blake
	Name:	Thomas Blake
	Title:	Senior Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Morgan Lyons
	Name:	Morgan Lyons
	Title:	Vice President

SUNTRUST BANK

By:	/s/ Baerbel Freudenthaler
	Name:	Baerbel Freudenthaler
	Title:	Vice President

BANK OF TEXAS, N.A.

By:	/s/ Alan Morris
	Name:	Alan Morris
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Dale A. Stein
	Name:	Dale A. Stein
	Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Facility Agreement

THE ROYAL BANK OF SCOTLAND N.V. (FORMERLY KNOWN AS ABN AMRO BANK N.V.)

By:	/s/ Colin Monaghan
	Name:	Colin Monaghan
	Title:	Vice President

By:	/s/ Therese Nawrocki
	Name:	Therese Nawrocki
	Title:	Associate

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Aaron Wade
	Name:	Aaron Wade
	Title:	AVP, Corporate Banking

RBS CITIZENS, N.A.

By:	/s/ Patrick E. Dunphy
	Name:	Patrick E. Dunphy
	Title:	Senior Vice President

UBS AG STAMFORD BRANCH

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

Signature Page to First Amendment to Third Amended and Restated Credit Facility Agreement

EXHIBIT A
GUARANTOR CONSENT
(see attached)

GUARANTOR CONSENT
The undersigned, as Guarantors under that certain Third Amended and Restated Subsidiary Guaranty Agreement, dated as of October 12, 2007 (the “Subsidiary Guaranty”) in favor of Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the benefit of the Lenders (defined below) from time to time party to the Credit Agreement referred to in the First Amendment to Third Amended and Restated Credit Facility Agreement (the “Amendment”), dated as of February 22, 2010, among Lennox International Inc., as Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent, hereby acknowledge and consent to the execution, delivery and performance of the Amendment, and hereby ratify and confirm the Subsidiary Guaranty in all respects and for all purposes and further acknowledge and agree that the Subsidiary Guaranty is, and shall continue to be, in full force and effect in accordance with its terms in all respects and for all purposes except that, on and after the date of effectiveness of the Amendment, each reference in the Subsidiary Guaranty to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment.

GUARANTORS: LENNOX INDUSTRIES INC. ALLIED AIR ENTERPRISES INC. SERVICE EXPERTS INC. LENNOX GLOBAL LTD.
By:
	Name:	Rick Pelini
	Title:	Vice President and Treasurer

On behalf of each of the Guarantors identified above

EXHIBIT B
AMENDMENT CERTIFICATE
(see attached)

LENNOX INTERNATIONAL INC.
AMENDMENT CERTIFICATE
February 22, 2010
     Reference is made to that certain Third Amended and Restated Revolving Credit Facility Agreement dated as of October 12, 2007 (the “Credit Agreement”), among Lennox International Inc., a Delaware corporation (the “Company”), the lenders party thereto (the “Lenders”), and Bank of America, NA., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Reference is also made to that certain First Amendment to Third Amended and Restated Revolving Credit Facility Agreement dated as of February 22, 2010 (the “First Amendment”), among the Company, the Lenders and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. Pursuant to Section 3.1(a)(iii) of the First Amendment, I, the undersigned and the Vice President and Treasurer of the Company, do hereby certify on behalf of the Company as follows:
     1. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred affecting or threatening the corporate existence of the Company.
     2. Attached hereto as Exhibit A is a true, correct and complete copy of the Restated Certificate of Incorporation of the Company and all amendments thereto as in effect on the date hereof, certified by the Secretary of State of the State of Delaware, and there exists no authorization for the revocation thereof or for effecting any amendment or supplement thereto.
     3. Attached hereto as Exhibit B is a true, correct and complete copy of the Amended and Restated Bylaws of the Company and all amendments thereto as in effect on the date hereof, and there exists no authorization for the revocation thereof or for effecting any additional amendment or supplement thereto.
     4. Attached hereto as Exhibit C is a true, correct and complete copy of a certificate issued by the Secretary of State of the State of Delaware certifying that the Company is duly incorporated under the laws of the State of Delaware, is in good standing and has a legal corporate existence in the State of Delaware.
     5. Attached hereto as Exhibit D is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Company on October 1, 2007, in accordance with the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws, which authorize the execution, delivery and performance by the Company of the First Amendment and the other Loan Documents to which the Company is or is to be a party. None of such resolutions has been rescinded, revoked, modified, or amended in any respect, and all of such resolutions are in full force and effect on the date hereof.
     6. The following persons are duly elected and qualified officers of the Company, each holding the office of the Company set forth opposite such officer’s name. The signature written opposite of the name and title of each such officer is such officer’s true and genuine signature. Each such officer is fully authorized (a) to execute and deliver on behalf of the Company, the First Amendment, each other Loan Document, and all other agreements, instruments, certificates and documents to be executed and/or delivered by it pursuant to or in connection with any of the Loan Documents (collectively, the “Transaction Documents”) and (b) to act as a representative of the Company for the purposes of signing any of the Transaction Documents and giving notices and other communications in connection therewith and the transactions contemplated thereby.

Name	Title	Signature

Robert W. Hau	Executive Vice President and
Chief Financial Officer

Rick Pelini	Vice President and Treasurer

     7. No Default or Event of Default exists and no event or circumstance has occurred which has a Material Adverse Effect.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this Amendment Certificate as of the date first above written.

LENNOX INTERNATIONAL INC.

By:
	Name:	Rick Pelini
	Title:	Vice President and Treasurer

     The undersigned, John Torres, the Executive Vice President, Chief Legal Officer and Corporate Secretary of the Company, hereby certifies that Rick Pelini has been duly elected to, and holds on the date hereof, the office of Vice President and Treasurer of the Company and that the above signature is his genuine signature.
     IN WITNESS WHEREOF, the undersigned has executed this Amendment Certificate as of the date first above written.

LENNOX INTERNATIONAL INC.

By:
	Name:	John Torres
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT A
RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT B
AMENDED AND RESTATED BY-LAWS

EXHIBIT C
CERTIFICATE OF EXISTENCE

EXHIBIT D
RESOLUTIONS